UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report  May 15, 2002
               -------------

                              Garuda Capital Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its chapter)

         Nevada                        0 - 30927                  980209053
----------------------------    -----------------------    ---------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer ID #)
    of incorporation)


#502 - 1978 Vine Street, Vancouver, B.C., Canada                  V6K 4S1
------------------------------------------------           -------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code 604-233-6453
                                                   ------------


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

Previous Independent Auditor

On May 15, 2002, Andersen Andersen & Strong, L.C. ("Andersen") resigned as our independent auditor. Andersen's reports on our financial statements for the fiscal years ended June 30, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants has been approved by our board of directors.

For the fiscal years ended June 30, 2000 and 2001 there has been no disagreement between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have engaged Spicer, Jeffries & Co., Certified Public Accountants of 4155 E. Jewell Avenue, suite 307, Denver, Colorado 80222 ("Spicer Jeffries")as our new independent accountants as of May 15, 2002. We have not consulted with Spicer Jeffries regarding the application of accounting principles, the type of audit opinion that might be rendered by Spicer Jeffries or any other matter that was the subject of a disagreement between us and Andersen.

Item 7. Financial Statements and Exhibits

c) Exhibits

         Exhibit No.          Document Description

                  1           Letter from Andersen, Andersen & Strong, L.C.


                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Garuda Capital Corp.
                                -----------------------------------------

                                                  (Registrant)

                                         /s/ John E. Curry
                                ------------------------------------------
                                              (Signature)
Date  May 15, 2002                     John E. Curry, C.A., CFO

                        ANDERSEN ANDERSEN & STRONG, L.C.
                         941 East 3300 South, Suite 220
                           Salt Lake City, Utah, 84106
                             Telephone 801-486-0096
                                Fax 801-486-0098


May 15, 2002

Garuda Capital Corp. (formerly Vanstar Films, Inc.)
#502 - 1978 Vine Street
Vancouver, B.C. V6K 4S1

Dear Sirs:

Re: Resignation as Auditor

We hereby resign as principal accountant and auditor of Garuda Capital Corp.


Yours very truly


ANDERSEN ANDERSEN & STRONG, L.C.

PER:


REX ANDERSEN

                        ANDERSEN ANDERSEN & STRONG, L.C.
                         941 East 3300 South, Suite 220
                           Salt Lake City, Utah, 84106
                             Telephone 801-486-0096
                                Fax 801-486-0098


May 15, 2002

The United State Securities & Exchange Commission
Division of Corporate Finance
450 Fifth Street, NW
Washington, D.C. 20549



Dear Sirs:

     Re:  Resignation as Auditor of Garuda Capital Corp.

We have reviewed the Company's current report on 8-K regarding our resignation as auditor and principal accountant and are in agreement with the disclosure contained therein.


Yours very truly


ANDERSEN ANDERSEN & STRONG, L.C.

PER:


REX ANDERSEN